Exhibit 99.2

At Fenix Parts:

Scott Pettit

Chief Financial Officer

scottpettit@fenixparts.com

Investor and Media Inquiries:

Chris Kettmann

Clermont Partners

312-690-6002

ckettmann@clermontpartners.com

Fenix Parts Provides Form 10-Q Filing Update, Second Quarter 2015 Financial Results

Release Date and Conference Call Information

WESTCHESTER, IL – August 18, 2015 – Fenix Parts, Inc. (Nasdaq: FENX), a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products, announced today that the company will not file its Form 10-Q for the period ended June 30, 2015 by August 19, 2015, the last day of the extended filing period. The company previously filed Form 12b-25 to extend the deadline five calendar days.

Kent Robertson, CEO of Fenix Parts, said, “As we previously discussed, our second quarter 10-Q is a complex filing that will include financial results for the acquirer and the co-predecessors for the first six weeks of the second quarter, the IPO, the business combinations using asset values as of May 18 and the consolidated operations for all of Fenix for the second six weeks of the quarter. Because of the extensive process necessary to compile this information for SEC reporting, we are delaying our filing until September 2. We look forward to providing shareholders with an update on our second quarter results at that time.”

Due to the delayed filing, the company expects to receive a deficiency notification from Nasdaq. Fenix Parts anticipates resolving this matter with Nasdaq shortly following the filing of its second quarter 10-Q.

Conference Call

In addition to filing its 10-Q and releasing second quarter 2015 financial results on Wednesday, September 2, 2015, after the market closes, the company will host a conference call on Thursday, September 3, 2015 at 9:00 a.m. Eastern Time to discuss its results.

The conference call can be directly accessed from the U.S. and Canada at (877) 312-8825, internationally at (330) 863-3331, or through the investor relations section of the company’s website at www.fenixparts.com.

For those unable to participate in the live conference call or webcast, a replay will be available from September 3, 2015 at 12:00 p.m. ET until September 10, 2015 at 11:59 p.m. ET. To access the replay, dial (855) 859-2056 or (404) 537-3406 and refer to the confirmation code 17291219. The replay will also be available on the company’s website.

About Fenix Parts

Fenix Parts is a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products. The company’s primary business is auto recycling, which is the recovery and resale of OEM parts, components and systems reclaimed from damaged, totaled or low value vehicles. Customers include collision repair shops (body shops), mechanical repair shops, auto dealerships and individual retail customers. Fenix provides its customers with high-quality recycled OEM products, extensive inventory and product availability, responsive customer service and fast delivery.

Fenix was founded in January 2014 to combine eight founding companies and create a network that offers sales, fulfillment and distribution in key regional markets in the United States and Canada. The founding companies have been in business an average of 25 years and operate from 13 locations.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may, will, should, anticipates, believes, expects, plans, future, intends, could, estimate, predict, projects, targeting, potential or contingent,” the negative of these terms or other similar expressions. Our actual results could differ materially from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings. These filings are available online at www.sec.gov, www.fenixparts.com or upon request from Fenix Parts.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.